Summary Prospectus Supplement

March 10, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated March 10, 2020 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 28, 2020

Ultra-Short Municipal Income Portfolio

The second sentence of the third paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund may invest up to 15% of its assets, determined at the time of investment, in securities (or the issuers of such securities) rated A-2, P-2 or F2 by S&P, Moody's or Fitch, respectively, and up to 5% of its assets in unrated securities.

Please retain this supplement for future reference.

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